UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 22, 2004

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification No.)

702 N. Franklin Street, Tampa, Florida 33602

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 – Financial Statements and Exhibits

Item 9.01: Financial Statements and Exhibits

(b)	Pro forma financial information

As reported on a Current Report on Form 8-K dated December 22, 2004 and filed on December 29, 2004, TECO Energy, Inc. and its subsidiaries completed the sale of Frontera Generation Limited Partnership (Frontera), the owner of the Frontera Power Station in Texas, to a subsidiary of Centrica plc. TECO Energy, Inc. has determined that the operating results and charges related to Frontera will be reported as discontinued operations on its consolidated income statements and has filed this Amendment to the Current Report on Form 8-K to provide the pro forma financial information required as a result of that determination.

The following unaudited pro forma consolidated balance sheet reflects the disposition of Frontera as if it had occurred on Sept. 30, 2004. The unaudited pro forma condensed statements of income for the nine-month periods ended September 30, 2004 and 2003, and for the years ended December 31, 2003, 2002 and 2001, no longer reflect the results of Frontera operations and charges as continuing operations since those results will be included in discontinued operations. The pro forma financial information does not purport to represent TECO Energy, Inc.’s future consolidated financial position or future consolidated results of operations.

TECO Energy, Inc.

Pro Forma Condensed Consolidated Balance Sheet

September 30, 2004

(Unaudited)

$ millions	As reported	Frontera (1) Adjustments	Pro Forma
Current assets
Cash and cash equivalents	$102.5	$132.0	$234.5
Restricted cash	57.2	—	57.2
Receivables, less allowance for uncollectibles	324.0	—	324.0
Current derivative assets	19.5	—	19.5
Inventories, at average cost
Fuel	59.6	—	59.6
Materials and supplies	86.6	(6.2)	80.4
Prepayments and other current assets	167.8	(0.5)	167.3
Assets held for sale	144.7	—	144.7

Total current assets	961.9	125.3	1,087.2

Total property, plant and equipment (net)	5,501.3	(166.2)	5,335.1

Other assets
Deferred income taxes	967.7	15.4	983.1
Other investments	11.5	—	11.5
Regulatory assets	165.4	—	165.4
Investment in unconsolidated affiliates	254.8	—	254.8
Goodwill	71.2	—	71.2
Deferred charges and other assets	146.8	(5.1)	141.7
Assets held for sale	2,052.3	—	2,052.3

Total other assets	3,669.7	10.3	3,680.0

Total assets	$10,132.9	$(30.6)	$10,102.3

TECO Energy, Inc.

Pro Forma Condensed Consolidated Balance Sheet – continued

September 30, 2004

(Unaudited)

$ millions	As reported	Frontera(1) Adjustments	Pro Forma
Current liabilities
Long-term debt due within one year
Recourse	$5.5	$—	$5.5
Non-recourse	7.7	—	7.7
Notes Payable	25.0	—	25.0
Accounts Payable	256.4	(0.6)	255.8
Customer deposits	104.0	—	104.0
Current derivative liabilities	3.8	—	3.8
Interest accrued	96.1	—	96.1
Taxes accrued	112.8	(1.4)	111.4
Liabilities associated with assets held for sale	1,593.8	—	1,593.8

Total current liabilities	2,205.1	(2.0)	2,203.1

Other liabilities
Deferred income tax	517.4	—	517.4
Investment tax credits	20.6	—	20.6
Regulatory liabilities	547.6	—	547.6
Deferred credits and other liabilities	361.5	—	361.5
Liabilities associated with assets held for sale	675.3	—	675.3
Long-term debt, less amount due within one year
Recourse	3,587.4	—	3,587.4
Non-recourse	14.1	—	14.1
Junior subordinated	400.4	—	400.4
Minority interest	2.7	—	2.7

Total other liabilities	6,127.0	—	6,127.0

Capital
Common equity	199.6	—	199.6
Additional paid in capital	1,488.5	—	1,488.5
Retained earnings	167.9	(28.6)	139.3
Accumulated other comprehensive income	(47.8)	—	(47.8)

Common equity	1,808.2	(28.6)	1,779.6
Unearned compensation	(7.4)	—	(7.4)

Total capital	1,800.8	(28.6)	1,772.2

Total liabilities and capital	$10,132.9	$(30.6)	$10,102.3

(1)	Reflects the assets and liabilities of Frontera and the related loss net of the tax benefit on the sale.

TECO Energy, Inc.

Pro Forma Condensed Consolidated Statement of Income

For the nine months ended September 30, 2004

(Unaudited)

$ millions, except per share amounts	As reported	Frontera (1) Adjustments	Pro Forma
Revenues	$2,097.6	$49.8	$2,047.8
Operating expenses	1,886.7	50.8	1,835.9

Income from operations	210.9	(1.0)	211.9

Other (Expense) Income
AFUDC - other funds	0.7	—	0.7
Other Income	112.5	(2.6)	115.1
Loss on debt extinguishment	(4.3)	—	(4.3)
Impairment on TIE Investment	(152.3)	—	(152.3)
TMDP arbitration reserve	5.7	—	5.7
Earnings from equity Investments	26.6	—	26.6

Total Other (expense) income	(11.1)	(2.6)	(8.5)

Interest charges	244.9	—	244.9

(Loss) income before income taxes	(45.1)	(3.6)	(41.5)
Provision (benefit) for income tax	16.6	(1.3)	17.9
Minority interest	61.0	—	61.0

Net income (loss) from continuing operations	(0.7)	(2.3)	1.6

Average common shares outstanding
Basic	190.5		190.5
Diluted	190.5		190.9
Earnings per share from continuing operations
Basic	$0.00		$0.01
Diluted	$0.00		$0.01

(1)	Reflects the reclassification of the results of operations for Frontera and the related tax impacts as discontinued operations.

TECO Energy, Inc.

Pro Forma Condensed Consolidated Statement of Income

For the nine months ended September 30, 2003

(Unaudited)

$ millions, except per share amounts	As reported	Frontera (1) Adjustments	Pro Forma
Revenues	$2,106.2	$53.5	$2,052.7
Operating expenses	2,022.3	121.2	1,901.1

Income from operations	83.9	(67.7)	151.6

Other (Expense) Income
AFUDC - other funds	15.6	—	15.6
Other Income	41.6	—	41.6
Loss on debt extinguishment	—	—	—
Impairment on TIE Investment	—	—	—
TMDP arbitration reserve	(32.0)	—	(32.0)
Earnings from equity Investments	6.7	—	6.7

Total Other (expense) income	31.9	—	31.9

Interest charges	230.7	—	230.7

(Loss) income before income taxes	(114.9)	(67.7)	(47.2)
Provision (benefit) for income tax	(69.5)	(23.8)	(45.7)
Minority interest	34.7	—	34.7

Net income (loss) from continuing operations	(10.7)	(43.9)	33.2

Average common shares outstanding
Basic	177.5		177.5
Diluted	177.5		177.8
Earnings per share from continuing operations
Basic	$(0.06)		$0.18
Diluted	$(0.06)		$0.18

(1)	Reflects the reclassification of the results of operations for Frontera and the related tax impacts as discontinued operations.

TECO Energy, Inc.

Pro Forma Condensed Consolidated Statement of Income

For the year ended December 31, 2003

(Unaudited)

$ millions, except per share amounts	As reported	Frontera (1) Adjustments	Pro Forma
Revenues	$2,740.0	$63.1	$2,676.9
Operating expenses	2,719.9	138.7	2,581.2

Income from operations	20.1	(75.6)	95.7

Other (Expense) Income
AFUDC - other funds	19.8	—	19.8
Other Income	114.5	2.0	112.5
TMDP arbitration reserve	(32.0)	—	(32.0)
Earnings from equity Investments	(0.4)	—	(0.4)

Total Other (expense) income	101.9	2.0	99.9

Interest charges	320.7	—	320.7

Income before income taxes	(198.7)	(73.6)	(125.1)
Provision (benefit) for income tax	(135.2)	(25.8)	(109.4)
Minority interest	48.8	—	48.8

Net income (loss) from continuing operations	(14.7)	(47.8)	33.1

Average common shares outstanding
Basic	179.9		179.9
Diluted	179.9		180.2
Earnings per share from continuing operations
Basic	$(0.08)		$0.18
Diluted	$(0.08)		$0.18

(1)	Reflects the reclassification of the results of operations for Frontera and the related tax impacts as discontinued operations.

TECO Energy, Inc.

Pro Forma Condensed Consolidated Statement of Income

For the year ended December 31, 2002

(Unaudited)

$ millions, except per share amounts	As reported	Frontera (1) Adjustments	Pro Forma
Revenues	$2,664.9	$83.1	$2,581.8
Operating expenses	2,283.1	71.1	2,212.0

Income from operations	381.8	12.0	369.8

Other (Expense) Income
AFUDC - other funds	24.9	—	24.9
Other Income	19.0	—	19.0
Loss on debt extinguishment	(34.1)	—	(34.1)
Earnings from equity Investments	5.5	—	5.5

Total Other (expense) income	15.3	—	15.3

Interest charges	171.6	—	171.6

Income before income taxes	225.5	12.0	213.5
Provision (benefit) for income tax	(51.7)	4.2	(55.9)

Net income (loss) from continuing operations	277.2	7.8	269.4

Average common shares outstanding
Basic	153.2		153.2
Diluted	153.3		153.3
Earnings per share from continuing operations
Basic	$1.81		$1.76
Diluted	$1.81		$1.76

(1)	Reflects the reclassification of the results of operations for Frontera and the related tax impacts as discontinued operations.

TECO Energy, Inc.

Pro Forma Condensed Consolidated Statement of Income

For the year ended December 31, 2001

(Unaudited)

$ millions, except per share amounts	As reported	Frontera (1) Adjustments	Pro Forma
Revenues	$2,483.3	$47.4	$2,435.9
Operating expenses	2,085.4	48.9	2,036.5

Income from operations	397.9	(1.5)	399.4

Other (Expense) Income
AFUDC - other funds	6.6	—	6.6
Other Income	23.1	—	23.1
Earnings from equity Investments	9.1	—	9.1

Total Other (expense) income	38.8	—	38.8

Interest charges	178.5	—	178.5

Income before income taxes	258.2	(1.5)	259.7
Provision (benefit) for income tax	(7.3)	(0.5)	(6.8)

Net income (loss) from continuing operations	265.5	(1.0)	266.5

Average common shares outstanding
Basic	134.5		134.5
Diluted	135.4		135.4
Earnings per share from continuing operations
Basic	$1.98		$1.98
Diluted	$1.96		$1.97

(1)	Reflects the reclassification of the results of operations for Frontera and the related tax impacts as discontinued operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2005	TECO ENERGY, INC.
(Registrant)

/s/ G. L. GILLETTE
G. L. GILLETTE
Executive Vice President
and Chief Financial Officer (Principal Financial Officer)